                                                                  EXHIBIT 99.281


PEROTSYSTEMS(TM)                                            DRPS SALES STRATEGY

                                  60 Day plan

OVERVIEW:

Perot Systems will market DRPS to UDC's, Municipal Utilities, Load Aggregators and Energy Service Providers. The window for selling DRPS is between Mar 15th and June 1st, although there may be a limited window after June 1st.

CALENDAR:

March 15th -      Receive contact information for various utilities and energy providers from SCE. Sign contract with SCE to develop DRPS.

March 16th -      Begin call campaign.

March 20th -      Complete contact with all utilities and energy providers.

March 26th -      Begin face to face meetings with interested parties from
                  call campaign. Use Van Chappell (sales) and Shashi Pandey
                  (delivery) or Mike Berke (delivery) as necessary for calls. If interest is high enough, enlist help from rest of sales team.
                  Begin date of face to face meetings is dependent on completion of prototype.

April 15th -      Close first deal (in addition to SCE).

April 15th and after - Continue to close additional business. Revisit clients that were initially uninterested or undecided.

WHAT WE ARE SELLING:

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       Service Offering             Channel                           Message                              Success
                                   Partners                                                                Stories
--------------------------------------------------------------------------------------------------------------------------
Demand Relief Program System         n/a              ISO has instituted the Demand Relief Program           SCE
                                                      for June-Sep.  We will simplify your
                                                      penalty/reward reporting under this program
--------------------------------------------------------------------------------------------------------------------------


                           Perot Systems Confidential

PEROTSYSTEMS(TM)                                            DRPS SALES STRATEGY

                                  60 Day plan

WHO WE SEE AS PROSPECTIVE CUSTOMERS:

--------------------------------------------------------------------------------------------------------------------------
                     Company Size or Type                                   Service Offering
--------------------------------------------------------------------------------------------------------------------------
Southern California Edison                                              DRPS
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Pacific Gas & Electric                                                  DRPS
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San Diego Gas & Electric                                                DRPS
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LADWP                                                                   DRPS
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SMUD                                                                    DRPS
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57 Small Municipal Utilities                                            undecided at this point
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11 Load Aggregators                                                     undecided at this point
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6 Energy Service Providers                                              undecided at this point
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

SUPPORT NEEDED:

         There are 3 things needed before we sit down in front of a customer.

         1. Prototype--Currently Mike Berke and Shashi Pandey are working on the prototype. This should be complete by the end of March.

         2. Financial Model--Currently in the works. We are doing a comparison of a cash up front vs. a model where the utilities pay us as they receive the revenue from ISO.

         3. Legal--Bob Hughes is working out the legal language to put into our contracts. We will most likely use our "consulting letter" vs. an MSA for any business sold using DRPS.

HOW DO WE PLAN TO TARGET PROSPECT COMPANIES:

         We will receive a list of contacts from SCE with the appropriate individual within each organization listed above. Once that is received we will quickly contact each of these individuals to identify what their plans are for DRP, how they plan to track the program (i.e. spreadsheets) and determine if they are a prime candidate for DRPS. Based on this initial conversation we will set up appointments to demo the prototype.

SALES PROCESS VIA CUSTOMER MEETINGS

         TARGET:
                  Meet with all Tier one providers. Schedule meetings with a handful of smaller utilities that meet our criteria.

         HOW:
                  Initial meetings should be face-to-face
                  When appropriate the meeting should be a joint session with Broadbase Purpose of a meeting is to advance the sales cycle with a client or prospect

         MEETING ACTIVITIES:

                  -        Meeting preparation

                  - Create meeting agenda & prepare presentation (if needed)

                  -        Confirm appointment

                  -        Conduct meeting

                  - Send thank you note & follow-up email (notes to recap meeting)

                  -        Address any action items


                           Perot Systems Confidential